UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earlies event reported): July 30, 2004

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 546-4000

Item 5. OTHER EVENTS

      Incorporated by reference in its entirety is a press release issued by the Registrant on July 30, 2004, attached as exhibit 99, concerning the announcement today that it has reached an agreement to settle its securities class action lawsuit, in re BMS Securities Litigation, Master File, No. 02-CV-2551 LAP, which is pending in the U.S. District Court in the Southern District of New York against the Registrant and a number of the Registrant’s current and former officers, related to wholesaler inventory and other accounting matters, and the company’s investment in and relationship with ImClone Systems Inc., and ImClone’s product, ERBITUX.

Item 7(c). EXHIBITS

Exhibit 99 —	Press release dated July 30, 2004, announcing that the Registrant has reached an agreement to settle its securities class action lawsuit, in re BMS Securities Litigation, Master File, No., 02-CV-2551 LAP.

SIGNATURE

      Under the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

By: /s/ Sandra Leung

Sandra Leung
Secretary

Dated: July 30, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release dated July 30, 2004, announcing that the Registrant has reached an agreement to settle its securities class action lawsuit, in re BMS Securities Litigation, Master File, No., 02-CV-2551 LAP.